Exhibit 32

CERTIFICATIONS PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Terry G. Roussel and Sharon C. Kaiser, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge, the Quarterly Report of Cornerstone Realty Fund, LLC on Form 10-Q for the three-month period ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cornerstone Realty Fund, LLC.

/s/ TERRY G. ROUSSEL
Date: November 14, 2011	Terry G. Roussel
Chief Executive Officer (Principal Executive Officer) of
Cornerstone Ventures, Inc., Managing Member of
Cornerstone Industrial Properties, LLC, the Managing Member of
Cornerstone Realty Fund, LLC

/s/ SHARON C. KAISER
Date: November 14, 2011	Sharon C. Kaiser
Chief Financial Officer (Principal Financial Officer) of
Cornerstone Ventures, Inc., Managing Member of
Cornerstone Industrial Properties, LLC, the Managing Member of
Cornerstone Realty Fund, LLC